                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 14, 2001


Commission          Exact name of registrant as specified in its charter  State of        I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation   ID. Number

1-1217              Consolidated Edison Company                           New York        13-5009340
                    of New York, Inc.
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS


      On June 14, 2001, Consolidated Edison Company of New York, Inc. (the "Company") entered into an underwriting agreement with Salomon Smith Barney Inc., as representative of the underwriters named therein, for the sale of $400 million aggregate principal amount of the Company's 7.50% Public Income NotES (7.50% Debentures, Series 2001 A) due 2041 (the "2001 A Debentures"). The 2001 A Debentures were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-61008, declared effective May 24,
2001) relating to $650 million aggregate principal amount of unsecured debt securities of the Company, of which $415 million has been carried over from Registration Statement No. 333-50236. Copies of the underwriting agreement and the definitive form of the 2001 A Debentures are filed as exhibits to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      1           Underwriting Agreement relating to the 2001 A Debentures.

      4           Form of 2001 A Debenture.

      8           Tax Opinion of Dewey Ballantine LLP, dated
                  June 14, 2001

      23 Consent of Dewey Ballantine LLP. (Included as part of Exhibit 8).

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED EDISON COMPANY
                                    OF NEW YORK, INC.


                                    By /s/ Robert P. Stelben
                                       ----------------------------
                                       Robert P. Stelben
                                       Vice President and Treasurer


DATE: June 14, 2001

                                Index to Exhibits

                                                                Sequential Page
                                                                Number at which
Exhibit                 Description                             Exhibit Begins
-------                 -----------                             ---------------

      1           Underwriting Agreement
                  relating to the 2001 A Debentures.

      4           Form of 2001 A Debenture.

      8           Tax Opinion of Dewey Ballantine LLP, dated
                  June14, 2001

      23 Consent of Dewey Ballantine LLP. (Included as part of Exhibit 8).